                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 1998

                          DLJ MORTGAGE ACCEPTANCE CORP.
               -------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

Delaware                           333-39325               13-3460894
--------                           ---------               ----------
(State or Other                    (Commission             (IRS Employer
Jurisdiction of Incorporation)     File Number)            Identification No.)

                    277 Park Avenue, New York, New York 10172
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 892-3000

                                 Not Applicable
                -----------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

DLJ Mortgage Acceptance Corp., as depositor (the "Depositor") registered issuances of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-39325) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Centex Home Equity Loan Trust 1998-1 to issue $175,000,000 principal amount of Home Equity Loan Pass-Through Certificates, Series 1998-1 (the "Class A Certificates"), on February 26, 1998 (the "Closing Date").

The Class A Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1998 (the "Initial Cut-Off Date"), among the Depositor, Centex, Credit Corporation d/b/a Centex Home Equity Corporation, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

         On the Closing Date, the corpus of the Trust consisted primarily of (i) two pools of home equity loans (each, a "Home Equity Loan Group") each constituting a separate sub-trust of fixed rate and adjustable rate home equity loans (the "Home Equity Loans"), (ii) amounts on deposit in a pre-funding account (the "Pre-Funding Account") and a capitalized interest account held by the Trustee; and (iii) the certificate insurance policy (the "Certificate Insurance Policy") issued by MBIA Insurance Corporation (the "Certificate Insurer"). On the Closing Date, cash in the amount of $17,653,674.70 (the "Pre-Funding Account Deposit") was deposited in the Pre-Funding Account in the name of the Trustee. The Pre-Funding Account Deposit was intended to be used for the purchase of additional home equity loans satisfying the criteria specified in the Pooling and Servicing Agreement and subject to the approval of the Certificate Insurer (the "Subsequent Home Equity Loans" and together with the Home Equity Loans, the "Home Equity Loans") on or before the Monthly Remittance Date in March 1998.

         The Trustee, on behalf of the Trust, and the Depositor entered into a Subsequent Transfer Agreement, dated March 18, 1998 (the "Subsequent Transfer Agreement"). Pursuant to the Subsequent Transfer Agreement, the Trust purchased $17,652,466.29 aggregate principal balance of Subsequent Home Equity Loans.

         The description of the Home Equity Loans in the Prospectus contained information only with respect to the Home Equity Loans as of the Initial Cut-Off Date. This Current Report on Form 8-K is being filed to update the description of the Home Equity Loans contained in the Prospectus and to file copies of the Pooling and Servicing Agreement and the Certificate Insurance Policy.

         The following is a summary of certain terms of the Home Equity Loans, which includes the Subsequent Home Equity Loans. The information set forth below is presented with respect to the Home Equity Loans as of the Initial Cut-Off Date and with respect to the Subsequent Home Equity Loans as of the later of (i) the date of origination of the Subsequent Home Equity Loan and (ii) February 1,

1998 (the "Subsequent Cut-Off-Date" and together with the Initial Cut-Off Date, the "Cut-Off Date"). The description of the Home Equity Loans below does not reflect any payments with respect to the Home Equity Loans received by the Servicer after the Cut-Off Date. The Home Equity Loans have the characteristics set forth below. Unless otherwise noted, all statistical percentages are measured by the aggregate principal balance of the Home Equity Loans as of the Cut-Off Date.

         Each Home Equity Loan in the Trust will be assigned to one of two Home Equity Loan Groups comprised of Home Equity Loans which bear fixed interest rates, in the case of the fixed rate group (the "Fixed Rate Group"), and Home Equity Loans which bear interest at adjustable rates, in the case of the adjustable rate group (the "Adjustable Rate Group"). The Fixed Rate Certificates represent undivided ownership interests in all Home Equity Loans contained in the Fixed Rate Group, and distributions on the Fixed Rate Certificates will be based primarily on amounts available for distribution in respect of Home Equity Loans in the Fixed Rate Group. The Class A-5 Certificates represent undivided ownership interests in all Home Equity Loans contained in the Adjustable Rate Group, and distributions on the Class A-5 Certificates will be based primarily on amounts available for distribution in respect of Home Equity Loans in the Adjustable Rate Group.

         The Home Equity Loans consist of 2,752 home equity loans, of which 2,103 are fixed rate home equity loans and 649 are adjustable rate home equity loans, evidenced by promissory notes (the "Notes") secured by first and second lien deeds of trust, security deeds or mortgages, which are located in 43 states and the District of Columbia. The aggregate outstanding Loan Balance of the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date is $115,000,023.08 or 65.71% of the aggregate Loan Balance of the Home Equity Loans; the aggregate outstanding Loan Balance of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date is $59,998,768.51 or 34.29% of the aggregate Loan Balance of the Home Equity Loans. The Properties securing the Home Equity Loans consist primarily of one- to four-family residential properties and manufactured housing treated as real property under applicable state law. The Properties may be owner-occupied and non-owner occupied investment properties (which includes second and vacation homes). All of the Home Equity Loans were originated on or after September 26, 1997. Home Equity Loans aggregating 91.18% of the aggregate Loan Balance of the Home Equity Loans in the Fixed Rate Group are secured by first liens on the related properties. No Combined Loan-to-Value Ratio relating to any Home Equity Loan in the Fixed Rate Group exceeded 90.00% as of the Cut-Off Date. All of the aggregate Loan Balance of the Home Equity Loans in the Adjustable Rate Group are secured by first liens on the related properties. No Original Loan-to-Value Ratio relating to any Home Equity Loan in the Adjustable Rate Group exceeded 90.00% as of the Cut-Off Date. None of the Home Equity Loans are insured by pool mortgage insurance policies or primary mortgage insurance policies.

         The "Original Loan-to-Value Ratios" and "Combined Loan-to-Value Ratios" shown below were calculated based upon the lesser of the appraised values of the Properties at the time of origination (the "Appraised Values") or the sales price of such Property if such Property was sold within 12 months of the time of loan origination. In a limited number of circumstances, and within the Seller's underwriting guidelines, the Seller discounts the Appraised Value of Properties (when calculating maximum Loan-to-Value Ratios) where the Properties are unique, have a high value or where the comparables are not within FNMA guidelines. The purpose for making these reductions is to value the Properties more conservatively than would otherwise be the case if the appraisal were accepted as written. The "Combined Loan-to-Value Ratio" of a Home Equity Loan is the ratio, expressed as a percentage, equal to the sum of any outstanding senior lien mortgage balance plus the original balance of the Home Equity Loan divided by the lesser of the Appraised Value or the sales price of such Property if such Property was sold within 12 months of the time of loan origination. In the instance where more than one appraisal was performed on the subject property, the lesser of the two values was used to determine the Loan-to-Value Ratio and the Combined Loan-to-

Value Ratio. See "Risk Factors--Underwriting Standards" in the Prospectus Supplement.

         No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Home Equity Loans. If the residential real estate market has experienced or should experience an overall decline in property values such that the outstanding balances of the Home Equity Loans, together with the outstanding balances of any first mortgage, become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

Fixed Rate Group

         As of the Cut-Off Date, the average Loan Balance of the Home Equity Loans in the Fixed Rate Group was $115,000,023.08. The minimum and maximum Loan Balances of the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were $5,727.80 and $220,500.00, respectively. As of the Cut-Off Date, the weighted average Coupon Rate of the Home Equity Loans in the Fixed Rate Group was 11.109%; the Coupon Rate of the Home Equity Loans in the Fixed Rate Group ranged from 7.600% to 18.200%; the weighted average Combined Loan-to-Value Ratio of the Home Equity Loans in the Fixed Rate Group was 79.10%; the weighted average remaining term to maturity of the Home Equity Loans in the Fixed Rate Group was 216 months; the original terms to maturity of the Home Equity Loans in the Fixed Rate Group ranged from 60 months to 360 months; and the remaining terms to maturity of the Home Equity Loans in the Fixed Rate Group ranged from 57 months to 360 months. As of the Cut-Off Date, 91.18% of the Aggregate Loan Balance of the Home Equity Loans in the Fixed Rate Group were secured by first mortgages and 8.82% of the Aggregate Loan Balance of the Home Equity Loans in the Fixed Rate Group were secured by second mortgages. Home Equity Loans in the Fixed Rate Group containing "balloon" payments represented not more than 40.11% of the aggregate Loan Balance of the Home Equity Loans in the Fixed Rate Group. No Home Equity Loan in the Fixed Rate Group will mature later than March 5, 2028.
                                      -3-

                                Fixed Rate Group
                      Geographic Distribution of Properties

         The geographic distribution of the Home Equity Loans in the Fixed Rate Group by state, as of the Cut-Off Date, was as follows:

                                                              % of Cut-Off Date
                     Number of       Cut-Off Date Aggregate       Aggregate
State            Home Equity Loans        Loan Balance          Loan Balance
-----            -----------------        ------------          ------------
Arizona                 29               $1,822,419.94              1.58%
Arkansas                 1                   21,693.68              0.02
California               3                  139,997.97              0.12
Colorado                68                4,530,899.83              3.94
Connecticut             13                1,450,514.73              1.26
Florida                202               11,180,890.37              9.72
Georgia                 95                6,056,169.71              5.27
Idaho                    5                  224,693.06              0.20
Illinois               102                5,090,507.07              4.43
Indiana                 60                2,669,206.62              2.32
Iowa                    85                3,842,231.65              3.34
Kansas                  84                4,139,010.89              3.60
Kentucky                11                  694,550.84              0.60
Louisiana               45                2,508,347.83              2.18
Maryland                18                1,544,154.70              1.34
Massachusetts            1                   50,000.00              0.04
Michigan                44                2,479,847.23              2.16
Minnesota               40                2,390,390.83              2.08
Mississippi             67                2,989,304.91              2.60
Missouri               252               11,298,314.12              9.82
Nebraska                78                3,516,301.11              3.06
Nevada                  16                1,256,397.33              1.09
New Hampshire            3                  167,147.67              0.15
New Jersey               6                  518,078.24              0.45
New Mexico              59                3,717,904.73              3.23
New York                 6                  476,800.00              0.41
North Carolina         120                6,885,826.03              5.99
Ohio                   143                8,641,433.76              7.51
Oklahoma                84                2,800,102.81              2.43
Oregon                   7                  499,415.52              0.43
Pennsylvania            47                2,609,005.87              2.27
Rhode Island             1                   45,980.71              0.04
South Carolina          41                2,473,352.23              2.15
South Dakota             5                  175,872.57              0.15
Tennessee               39                2,290,431.27              1.99
Texas                   17                1,139,977.32              0.99
Utah                    60                3,373,591.71              2.93

Virginia                76                4,111,147.03              3.57
Washington              51                4,069,491.91              3.54
Washington DC            1                  148,906.38              0.13
West Virginia            6                  297,567.76              0.26
Wisconsin               10                  565,845.14              0.49
Wyoming                  2                   96,300.00              0.08
                     -----             ---------------          --------

Total:               2,103             $115,000,023.08            100.00%
                     =====             ===============            ======

                                Fixed Rate Group
                         Combined Loan-to-Value Ratios*

         The Combined Loan-to-Value ratios as of the origination dates of the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were distributed as follows:
                                                               % of Cut-Off Date
     Range of           Number of      Cut-Off Date Aggregate      Aggregate
      CLTV's        Home Equity Loans       Loan Balance          Loan Balance
      ------        -----------------       ------------          ------------
10.001% to 15.000%          2             $     39,653.39             0.03%
15.001  to 20.000           5                   93,949.25             0.08
20.001  to 25.000           6                  111,252.44             0.10
25.001  to 30.000          10                  192,412.01             0.17
30.001  to 35.000          20                  624,778.03             0.54
35.001  to 40.000          34                1,259,168.87             1.09
40.001  to 45.000          20                  794,654.70             0.69
45.001  to 50.000          46                1,549,332.31             1.35
50.001  to 55.000          37                1,412,379.20             1.23
55.001  to 60.000          92                3,372,557.84             2.93
60.001  to 65.000          79                3,142,848.26             2.73
65.001  to 70.000         167                7,613,536.75             6.62
70.001  to 75.000         269               13,333,689.60            11.59
75.001  to 80.000         463               25,842,647.05            22.47
80.001  to 85.000         398               21,550,561.98            18.74
85.001  to 90.000         455               34,066,601.40            29.62
                        -----             ---------------           ------

Total:                  2,103             $115,000,023.08           100.00%
                        =====             ===============           ======

---------------------

* In the case of Home Equity Loans which are secured by first lien mortgages, the Combined Loan-to-Value Ratio is the equivalent of the Loan-to-Value Ratio and there can be no assurance that there are not second lien mortgages securing loans made by originators other than the Seller which are subordinate to such first lien mortgages.

                                Fixed Rate Group
                                  Coupon Rates

         The Coupon Rates borne by the Notes relating to the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were distributed as follows as of the Cut-Off Date:

                                                               % of Cut-Off Date
     Range of           Number of      Cut-Off Date Aggregate      Aggregate
   Coupon Rates     Home Equity Loans       Loan Balance          Loan Balance
   ------------     -----------------       ------------          ------------
 7.501% to   8.000%         14             $  1,098,947.99           0.96%
 8.001  to   8.500          17                1,356,585.52           1.18
 8.501  to   9.000          63                4,927,760.05           4.29
 9.001  to   9.500          76                5,325,923.20           4.63
 9.501  to  10.000         230               15,329,874.87          13.33
10.001  to  10.500         212               13,346,954.61          11.61
10.501  to  11.000         337               20,020,671.89          17.41
11.001  to  11.500         224               12,644,188.31          10.99
11.501  to  12.000         315               15,944,441.28          13.86
12.001  to  12.500         160                7,616,461.44           6.62
12.501  to  13.000         196                8,180,373.71           7.11
13.001  to  13.500          75                3,159,560.95           2.75
13.501  to  14.000          89                3,011,301.20           2.62
14.001  to  14.500          44                1,409,210.38           1.23
14.501  to  15.000          29                  880,109.34           0.77
15.001  to  15.500          10                  337,103.87           0.29
15.501  to  16.000           7                  224,698.63           0.20
16.001  to  16.500           4                  164,855.84           0.14
18.001  to  18.500           1                   21,000.00            .02
                         -----             ---------------         ------

Total:                   2,103             $115,000,023.08         100.00%
                         =====             ===============         ======

                                Fixed Rate Group
                                  Loan Balances

         The distribution of the Loan Balances of the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:

                                                                             % of Cut-Off Date
                                  Number of          Cut-Off Date Aggregate      Aggregate
         Loan Balances         Home Equity Loans           Loan Balance         Loan Balance
         -------------         -----------------           ------------         ------------

         Up to $  25,000.00          336                 $  6,140,410.72             5.34%
 25,000.01  to    50,000.00          794                   30,036,899.30            26.12

 50,000.01  to    75,000.00          534                   32,554,060.20            28.31
 75,000.01  to   100,000.00          233                   20,089,852.14            17.47
100,000.01  to   125,000.00          126                   13,907,809.93            12.09
125,000.01  to   150,000.00           48                    6,503,637.86             5.66
150,000.01  to   175,000.00           16                    2,580,195.10             2.24
175,000.01  to   200,000.00           10                    1,933,255.05             1.68
200,000.01  to   225,000.00            6                    1,253,902.78             1.09
                                   -----                 ---------------           ------

Total:                             2,103                 $115,000,023.08           100.00%
                                   =====                 ===============           ======

                                Fixed Rate Group
                          Types of Mortgaged Properties

         The Properties securing the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were of the property types as follows:

                                                                                % of Cut-Off Date
                             Number of           Cut-Off Date Aggregate             Aggregate
    Property Types       Home Equity Loans            Loan Balance                 Loan Balance
    --------------       -----------------            ------------                 ------------

Condo                            14                  $    834,676.19                    0.73%
PUD                              23                     2,188,822.84                    1.90
Manufactured Housing             61                     2,778,233.86                    2.42
Single Family                 1,957                   106,536,933.42                   92.64
2-4 Family                       35                     1,872,393.23                    1.63
Townhouse                        13                       788,963.54                    0.69
                              -----                  ---------------                  ------

Total:                        2,103                  $115,000,023.08                  100.00%
                              =====                  ===============                  ======


                                Fixed Rate Group
                          Distribution by Original Term

         The distribution of the original term to maturity of the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:

                                                                             % of Cut-Off Date
       Original Months           Number of          Cut-Off Date Aggregate       Aggregate

         to Maturity         Home Equity Loans           Loan Balance          Loan Balance
         -----------         -----------------           ------------          ------------
          1  to   60                  22                 $    406,263.45            0.35%
         61  to  120                 160                    4,417,281.54            3.84
        121  to  180               1,180                   65,960,877.56           57.36
        181  to  240                 508                   27,925,090.55           24.28
        241  to  300                   7                      292,676.58            0.25
        301  to  360                 226                   15,997,833.40           13.91
                                   -----                 ---------------          ------

Total:                             2,103                 $115,000,023.08          100.00%
                                   =====                 ===============          ======

                                Fixed Rate Group
                    Distribution of Months Since Origination

         The distribution of the number of months since the date of origination of the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:

                                                                              % of Cut-Off Date
   Number of Months             Number of           Cut-Off Date Aggregate        Aggregate
   Since Origination        Home Equity Loans            Loan Balance            Loan Balance
   -----------------        -----------------            ------------            ------------
Zero                               752                  $ 41,800,072.62              36.35%
1 to 6                           1,351                    73,199,950.46              63.65
                                 -----                  ---------------             ------

Total:                           2,103                  $115,000,023.08             100.00%
                                 =====                  ===============             =======


                                Fixed Rate Group
                   Distribution of Remaining Term to Maturity

         The distribution of the number of months remaining to maturity of the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:

                                                                                   % of Cut-Off Date
            Months                   Number of            Cut-Off Date Aggregate        Aggregate
     Remaining to Maturity       Home Equity Loans             Loan Balance           Loan Balance
     ---------------------       -----------------             ------------           ------------


          Up to   60                       22                 $    406,263.45             0.35%
          61 to  120                      160                    4,417,281.54             3.84
         121 to  180                    1,180                   65,960,877.56            56.11
         181 to  240                      508                   27,925,090.55            24.28
         241 to  300                        7                      292,676.58             0.25
         301 to  360                      226                   15,997,833.40            13.91
                                        -----                 ---------------           ------

Total:                                  2,103                 $115,000,023.08           100.00%
                                        =====                 ===============           ======

                                Fixed Rate Group
                                Occupancy Status

         The occupancy status of the Properties securing the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:

                                                                                % of Cut-Off Date
                                Number of             Cut-Off Date Aggregate       Aggregate
    Occupancy Status        Home Equity Loans              Loan Balance           Loan Balance
    ----------------        -----------------              ------------           ------------

Owner Occupied                    1,961                   $109,313,435.76             95.06%
Investment Property                 132                      5,206,776.62              4.53
Second Home                          10                        479,810.70              0.42
                                  -----                   ---------------            ------

Total:                            2,103                   $115,000,023.08            100.00%
                                  =====                   ===============            ======


                                Fixed Rate Group
                          Distribution by Lien Position

         The lien position of the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:


                                                                            % of Cut-Off Date
                             Number of        Cut-Off Date Aggregate            Aggregate

   Lien Position        Home Equity Loans         Loan Balance                 Loan Balance
   -------------        -----------------         ------------                 ------------
First Lien                    1,766              $104,862,471.86                 91.18%
Second Lien                     337                10,137,551.22                  8.82
                              -----              ---------------                 -----

Total:                        2,103              $115,000,023.08                 100.00%
                              =====              ===============                 ======

                                Fixed Rate Group
                       Distribution By Documentation Type

         The documentation types of the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were as follows:

                                                                                  % of Cut-Off Date
                                   Number of          Cut-Off Date Aggregate          Aggregate
      Documentation Type       Home Equity Loans           Loan Balance              Loan Balance
      ------------------       -----------------           ------------              ------------

Full Doc                              1,940               $105,614,595.91                91.84%
Limited Doc                              83                  4,812,958.32                 4.19
No Income Ver.                           80                  4,572,468.85                 3.98
                                      -----               ---------------               ------

Total:                                2,103               $115,000,023.08               100.00%
                                      =====               ===============               =======

                                Fixed Rate Group
                          Distribution By Credit Grade

         The credit grade of the Home Equity Loans in the Fixed Rate Group pursuant to the Seller's underwriting guidelines as of the Cut-Off Date was as follows:

                                                                                % of Cut-Off Date
                              Number of              Cut-Off Date Aggregate         Aggregate
    Credit Grade          Home Equity Loans               Loan Balance             Loan Balance
    ------------          -----------------               ------------             ------------

      A+                         86                    $  4,955,871.54                  4.31%

      A1                        504                      32,086,320.04                 27.90
      A-2                       777                      43,413,636.41                 37.75
      B                         355                      17,387,645.13                 15.12
      C-1                       258                      11,466,975.00                  9.97
      C-2                        53                       2,697,677.52                  2.35
      D                          70                       2,991,897.44                  2.60
                              -----                    ---------------                ------

  Total:                      2,103                    $115,000,023.08                100.00%
                              =====                    ===============                ======


Adjustable Rate Group

         As of the Cut-Off Date, the average Loan Balance of the Home Equity Loans in the Adjustable Rate Group in the Adjustable Rate Group was $92,448.03. The minimum and maximum Loan Balances of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were $12,150.00 and $419,888.84, respectively. As of the Cut-Off Date, the weighted average Original Loan-to-Value Ratio of the Home Equity Loans in the Adjustable Rate Group was 83.23%; the weighted average remaining term to maturity of the Home Equity Loans in the Adjustable Rate Group was 358 months; the original terms to maturity of the Home Equity Loans in the Adjustable Rate Group ranged from 180 months to 360 months; and the remaining terms to maturity of the Home Equity Loans in the Adjustable Rate Group ranged from 179 months to 360 months. All of the Home Equity Loans in the Adjustable Rate Group were secured by first mortgages. No Home Equity Loan in the Adjustable Rate Group will mature later than March 1, 2028.

         As of the Cut-Off Date, 22.84% of the Home Equity Loans in the Adjustable Rate Group were Six-Month Adjustable Rate Loans and 77.16% of the Initial Aggregate Loan Balance of the Home Equity Loans in the Adjustable Rate Group were 2/28 Adjustable Rate Loans. As of the Cut-Off Date, the weighted average remaining period to the next interest rate adjustment date for the Six-Month Adjustable Rate Loans was approximately 5 months; the weighted average remaining period to the next interest rate adjustment date for the 2/28 Adjustable Rate Loans was approximately 23 months; each Six-Month Adjustable Rate Loan will have an initial payment adjustment effective with seventh monthly payment on such loan, an initial interest rate adjustment cap of 1.000%, a semi-annual rate adjustment cap of 1.000% above the then current interest rate for such Six-Month Adjustable Rate Loan and a lifetime adjustment rate cap of 7.000%; each 2/28 Adjustable Loan will have an initial payment adjustment effective with the 25th monthly payment on such loan, an initial interest rate adjustment cap of 2.000%, a semi-annual interest rate adjustment cap of 1.000% above the then current interest rate for such 2/28 Adjustable Loan and a lifetime adjustment rate cap of 7.000%. The weighted average Coupon Rate of the Home Equity Loans in the Adjustable Rate Group was approximately 10.491% per annum. The Home Equity Loans in the Adjustable Rate Group had a weighted average gross margin as of the Cut-Off Date of approximately 5.995%. The initial gross margin for the Home Equity Loans in the Adjustable Rate Group ranged from 2.000% to 9.300%. The Coupon Rates borne by the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date ranged from 7.450% per annum to 14.150% per annum. As of the Cut-Off Date, the maximum rates at which interest may accrue on the Home Equity Loans in the Adjustable Rate Group (the "Maximum Rates") ranged from 14.450% per annum to 21.150% per annum. The Home Equity Loans in the Adjustable Rate Group had a weighted average Maximum Rate as of the Cut-Off Date of approximately 17.491% per annum. As of the Cut-Off Date, the minimum rates at which interest may accrue on the Home Equity Loans in the Adjustable Rate Group (the "Minimum Rates") ranged from 2.000% per annum to 9.300% per annum. As of the Cut-Off Date, the weighted average Minimum Rate on the Home Equity Loans in the Adjustable Rate Group was approximately 5.995% per annum.

                              Adjustable Rate Group
                      Geographic Distribution of Properties

         The geographic distribution of the Home Equity Loans in the Adjustable Rate Group by state, as of the Cut-Off Date, was as follows:

                                                               % of Cut-Off Date
                    Number of        Cut-Off Date Aggregate         Aggregate
    State       Home Equity Loans         Loan Balance            Loan Balance
    -----       -----------------         ------------            ------------
Arizona                 36               $ 3,157,448.56               5.26%
California               5                   818,657.89               1.36
Colorado                30                 3,375,284.98               5.63
Connecticut             26                 2,761,785.35               4.60
Florida                 28                 2,215,511.10               3.69
Georgia                 42                 3,826,353.49               6.38
Idaho                    6                   465,517.73               0.78
Illinois                62                 5,649,501.30               9.42
Indiana                 11                   847,171.55               1.41
Iowa                    18                 1,275,162.06               2.13
Kansas                  14                   915,806.02               1.53
Kentucky                 8                   531,522.69               0.89
Louisiana                1                    56,095.00               0.09
Maryland                14                 1,745,166.11               2.91
Massachusetts            3                   354,702.27               0.59
Michigan                 8                   666,813.09               1.11
Minnesota               26                 1,994,441.19               3.32
Mississippi              3                   297,731.65               0.50
Missouri                19                 1,372,708.59               2.29
Nebraska                 1                    61,650.00               0.10
Nevada                   2                   205,912.84               0.34
New Hampshire            2                   138,675.00               0.23
New Jersey              11                 1,273,264.36               2.12
New Mexico               8                   817,747.21               1.36
New York                 8                 1,190,319.17               1.98
North Carolina          38                 3,906,431.86               6.51
Ohio                    80                 5,811,372.76               9.69

Oklahoma                13                 1,223,847.57               2.04
Pennsylvania            19                 1,402,652.19               2.34
South Carolina          11                 1,103,651.71               1.84
South Dakota             1                    40,462.86               0.07
Tennessee               16                 1,414,719.07               2.36
Texas                   23                 3,083,006.28               5.14
Utah                    23                 2,099,681.18               3.50
Vermont                  1                   101,961.18               0.17
Virginia                 3                   316,569.02               0.53
Washington              21                 2,947,322.36               4.91
West Virginia            4                   277,041.27               0.46
Wisconsin                4                   255,100.00               0.43
                       ---               --------------             ------

Total:                 649               $59,998,768.51             100.00%
                       ===               ==============             ======

                              Adjustable Rate Group
                          Original Loan-to-Value Ratios

         The Original Loan-to-Value ratios as of the origination dates of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were distributed as follows:

                                                                                       % of Cut-Off Date
       Range of                     Number of            Cut-Off Date Aggregate           Aggregate
    Original LTV's              Home Equity Loans             Loan Balance               Loan Balance
    --------------              -----------------             ------------               ------------

30.01%    to    35.00%                  1                    $    15,994.94                   0.03%
35.01     to    40.00                   2                        125,999.30                   0.21
40.01     to    45.00                   1                         34,984.84                   0.06
45.01     to    50.00                   5                        357,846.77                   0.60
50.01     to    55.00                   2                        137,571.48                   0.23
55.01     to    60.00                   9                        439,962.03                   0.73
60.01     to    65.00                  16                      1,364,656.31                   2.27
65.01     to    70.00                  23                      1,446,789.34                   2.41
70.01     to    75.00                  73                      6,657,856.81                  11.10
75.01     to    80.00                 142                     12,044,188.13                  20.07
80.01     to    85.00                 125                     11,150,608.50                  18.58
85.01     to    90.00                 250                     26,222,310.06                  43.70
                                      ---                    --------------                 ------


Total:                                649                    $59,998,768.51                 100.00%
                                      ===                    ==============                 ======


                              Adjustable Rate Group
                                  Loan Balances

         The distribution of the Loan Balances of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

                                                                                          % of Cut-Off Date
                                        Number of           Cut-Off Date Aggregate           Aggregate
         Loan Balances              Home Equity Loans            Loan Balance               Loan Balance
         -------------              -----------------            ------------               ------------

        Up  to     25,000.00                 5                 $   101,809.53                   0.17%
 25,000.01  to     50,000.00               102                   4,130,946.30                   6.89
 50,000.01  to     75,000.00               177                  11,054,047.20                  18.42
 75,000.01  to     100,00.00               148                  12,843,421.35                  21.41
100,000.01  to    125,000.00                75                   8,257,866.10                  13.76
125,000.01  to    150,000.00                71                   9,708,863.53                  16.18
150,000.01  to    175,000.00                26                   4,206,647.40                   7.01
175,000.01  to    200,000.00                21                   3,959,935.43                   6.60
200,000.01  to    225,000.00                12                   2,576,932.00                   4.29
225,000.01  to    250,000.00                 6                   1,417,360.83                   2.36
250,000.01  to    275,000.00                 4                   1,030,350.00                   1.72
275,000.01  to    300,000.00                 1                     290,700.00                   0.48
400,000.01  to    425,000.00                 1                     419,888.84                   0.70
                                            ---                 --------------                ------

Total:                                     649                 $59,998,768.51                100.00%
                                           ===                 ==============                ======

                              Adjustable Rate Group
                          Types of Mortgaged Properties

         The Properties securing the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were of the property types as follows:

                                                                                        % of Cut-Off Date

                                    Number of              Cut-Off Date Aggregate          Aggregate
    Property Types              Home Equity Loans               Loan Balance              Loan Balance
    --------------              -----------------               ------------              ------------

Condo                                   9                     $   521,279.55                  0.87%
PUD                                    18                       2,550,471.21                  4.25
Manufactured Housing                    7                         550,851.51                  0.92
Single Family                         576                      53,144,025.53                 88.58
2-4 Family                             36                       3,016,832.70                  5.03
Townhouse                               3                         215,308.01                  0.36
                                      ---                     --------------                ------

Total:                                649                     $59,998,768.51                100.00%
                                      ===                     ==============                ======


                              Adjustable Rate Group
                          Distribution by Original Term

         The distribution of the original term to maturity of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

                                                                                  % of Cut-Off Date
   Original Months           Number of             Cut-Off Date Aggregate            Aggregate
     to Maturity         Home Equity Loans              Loan Balance                Loan Balance
     -----------         -----------------              ------------                ------------

     121 to 180                   5                   $   233,401.41                    0.39%
     181 to 240                   4                       221,896.94                    0.37
     301 to 360                 640                    59,543,470.16                   99.24
                                ---                   --------------                  ------

       Total:                   649                   $59,998,768.51                  100.00%
                                ===                   ==============                  ======


                              Adjustable Rate Group
                    Distribution of Months Since Origination

         The distribution of the number of months since the date of origination of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:



                                                                            % of Cut-Off Date
 Number of Months            Number of         Cut-Off Date Aggregate           Aggregate
 Since Origination       Home Equity Loans          Loan Balance               Loan Balance
 -----------------       -----------------          ------------               ------------

       Zero                      393                 $36,606,188.67                61.01%
     1 to 6                      256                  23,392,579.84                38.99
                                ----                 --------------               ------

     Total:                      649                 $59,998,768.51               100.00%
                                 ===                 ==============               ======


                              Adjustable Rate Group
                   Distribution of Remaining Term to Maturity

         The distribution of the number of months remaining to maturity of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:


                                                                               % of Cut-Off Date
  Months Remaining            Number of            Cut-Off Date Aggregate          Aggregate
     to Maturity          Home Equity Loans             Loan Balance              Loan Balance
     -----------          -----------------             ------------              ------------

     121 to 180                     5                  $   233,401.41                   0.39%
     181 to 240                     4                      221,896.94                   0.37
     301 to 360                   640                   59,543,470.16                  99.24
                                  ---                  --------------                 ------

       Total:                     649                  $59,998,768.51                 100.00%
                                  ===                  ==============                 ======


                              Adjustable Rate Group
                                Occupancy Status

         The occupancy status of the Properties securing the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:


                                                                                     % of Cut-Off Date
                                    Number of            Cut-Off Date Aggregate          Aggregate
   Occupancy Status             Home Equity Loans             Loan Balance              Loan Balance
   ----------------             -----------------             ------------              ------------

Owner Occupied                         605                     $57,323,024.76               95.54%
Investment Property                     41                       2,530,493.75                4.22
Second Home                              3                         145,250.00                0.24
                                       ---                     --------------              ------

Total:                                 649                     $59,998,768.51              100.00%
                                       ===                     ==============              ======


                              Adjustable Rate Group
                       Distribution By Documentation Type

         The documentation types of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were as follows:


                                                                                 % of Cut-Off Date
                                  Number of           Cut-Off Date Aggregate         Aggregate
     Documentation Type       Home Equity Loans            Loan Balance             Loan Balance
     ------------------       -----------------            ------------             ------------

Full Doc                            589                   $53,312,568.56                88.86%
No Income Ver.                       35                     4,096,020.95                 6.83
Limited Doc                          25                     2,590,179.00                 4.32
                                    ---                   --------------               ------

Total:                              649                   $59,998,768.51               100.00%
                                    ===                   ==============               ======


                              Adjustable Rate Group
                          Distribution By Credit Grade

         The credit grades of the Home Equity Loans in the Adjustable Rate Group pursuant to the Seller's underwriting guidelines as of the Cut-Off Date was as follows:


                                                                          % of Cut-Off Date
                           Number of          Cut-Off Date Aggregate         Aggregate
    Credit Grade       Home Equity Loans           Loan Balance             Loan Balance
    ------------       -----------------           ------------             ------------

A+                             11                 $ 1,170,900.25                1.95%
A-1                           130                  13,535,371.10               22.56
A-2                           272                  26,794,493.84               44.66
B                             122                   9,920,961.93               16.54
C-1                            95                   7,084,377.31               11.81
C-2                            17                   1,379,664.08                2.30
D                               2                     113,000.00                0.19
                              ---                 --------------              ------

Total:                        649                 $59,998,768.51              100.00%
                              ===                 ==============              ======


                              Adjustable Rate Group
                                  Coupon Rates

         The Coupon Rates borne by the Notes relating to the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were distributed as follows as of the Cut-Off Date:

                                                                                     % of Cut-Off Date
       Range of                Number of              Cut-Off Date Aggregate              Aggregate
     Coupon Rates          Home Equity Loans               Loan Balance                  Loan Balance
     ------------          -----------------               ------------                  ------------

 7.001% to   7.500%                1                      $    80,910.00                     0.13%
 7.501  to   8.000                 6                          461,419.64                     0.77
 8.001  to   8.500                 3                          286,492.00                     0.48
 8.501  to   9.000                34                        3,309,552.86                     5.52
 9.001  to   9.500                58                        5,337,896.15                     8.90
 9.501  to  10.000               118                       11,731,057.28                    19.55
10.001  to  10.500               114                       11,757,110.51                    19.60
10.501  to  11.000               133                       12,414,676.75                    20.69
11.001  to  11.500                80                        6,570,930.03                    10.95
11.501  to  12.000                52                        4,537,921.31                     7.56
12.001  to  12.500                20                        1,786,800.22                     2.98
12.501  to  13.000                16                        1,043,588.17                     1.74
13.001  to  13.500                 5                          214,797.32                     0.36

13.501  to  14.000                 7                          334,416.27                     0.56
14.001  to  14.500                 2                          131,200.00                     0.22
                                 ---                      --------------                   ------

Total:                           649                      $59,998,768.51                   100.00%
                                 ===                      ==============                   ======


                              Adjustable Rate Group
               Distribution of Home Equity Loans By Gross Margins

         The gross margins of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were as follows:

                                                                                          % of Cut-Off Date
                                     Number of              Cut-Off Date Aggregate             Aggregate
      Gross Margins              Home Equity Loans               Loan Balance                Loan Balance
      -------------              -----------------               ------------                ------------

 1.501%    to   2.000%                  10                      $ 1,110,467.27                    1.85%
 2.501     to   3.000                    1                           47,200.00                    0.08
 3.001     to   3.500                   11                          899,864.66                    1.50
 3.501     to   4.000                   15                        1,250,755.56                    2.08
 4.001     to   4.500                   23                        2,124,290.00                    3.54
 4.501     to   5.000                   43                        3,641,292.02                    6.07
 5.001     to   5.500                   73                        7,606,159.62                   12.68
 5.501     to   6.000                  121                       11,697,729.38                   19.50
 6.001     to   6.500                  127                       12,748,434.95                   21.25
 6.501     to   7.000                  113                       10,039,846.77                   16.73
 7.001     to   7.500                   53                        4,513,409.61                    7.52
 7.501     to   8.000                   27                        2,148,193.10                    3.58
 8.001     to   8.500                   16                        1,310,659.76                    2.18
 8.501     to   9.000                   14                          729,265.81                    1.22
 9.001     to   9.500                    2                          131,200.00                    0.22
                                       ---                      --------------                  ------

    Total:                             649                      $59,998,768.51                  100.00%
                                       ===                      ==============                  ======


                              Adjustable Rate Group

            Distribution of Home Equity Loans by Maximum Coupon Rate

         The Maximum Rates of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were as follows:

                                                                              % of Cut-Off Date
      Maximum                  Number of           Cut-Off Date Aggregate         Aggregate
    Coupon Rate            Home Equity Loans            Loan Balance            Loan Balance
    -----------            -----------------            ------------            ------------

14.001% to  14.500%                 1                  $    80,910.00                0.13%
14.501  to  15.000                  6                      461,419.64                0.77
15.001  to  15.550                  3                      286,492.00                0.48
15.501  to  16.000                 34                    3,309,552.86                5.52
16.001  to  16.500                 58                    5,337,896.15                8.90
16.501  to  17.000                118                   11,731,057.28               19.55
17.001  to  17.500                114                   11,757,110.51               19.60
17.501  to  18.000                133                   12,414,676.75               20.69
18.001  to  18.500                 80                    6,570,930.03               10.95
18.501  to  19.000                 52                    4,537,921.31                7.56
19.001  to  19.500                 20                    1,786,800.22                2.98
19.501  to  20.000                 16                    1,043,588.17                1.74
20.001  to  20.500                  5                      214,797.32                0.36
20.501  to  21.000                  7                      334,416.27                0.56
21.001  to  21.500                  2                      131,200.00                0.22
                                 ----                  --------------              ------

Total:                            649                  $59,998,768.51              100.00%
                                  ===                  ==============              ======


                              Adjustable Rate Group
            Distribution of Home Equity Loans By Minimum Coupon Rate

         The Minimum Rates of the adjustable rate Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

                                                                                             % of Cut-Off Date
         Minimum                       Number of              Cut-Off Date Aggregate             Aggregate
       Coupon Rate                 Home Equity Loans               Loan Balance                 Loan Balance
       -----------                 -----------------               ------------                 ------------

  1.501%    to   2.000%                    10                     $ 1,110,467.27                    1.85%

  2.501     to   3.000                      1                          47,200.00                    0.08
  3.001     to   3.500                     11                         899,864.66                    1.50
  3.501     to   4.000                     15                       1,250,755.56                    2.08
  4.001     to   4.500                     23                       2,124,290.00                    3.54
  4.501     to   5.000                     43                       3,641,292.02                    6.07
  5.001     to   5.500                     73                       7,606,159.62                   12.68
  5.501     to   6.000                    121                      11,697,729.38                   19.50
  6.001     to   6.500                    127                      12,748,434.95                   21.25
  6.501     to   7.000                    113                      10,039,846.77                   16.73
  7.001     to   7.500                     53                       4,513,409.61                    7.52
  7.501     to   8.000                     27                       2,148,193.10                    3.58
  8.001     to   8.500                     16                       1,310,659.76                    2.18
  8.501     to   9.000                     14                         729,265.81                    1.22
  9.001     to   9.500                      2                         131,200.00                    0.22
                                          ---                     --------------                  ------

Total:                                    649                     $59,998,768.51                  100.00%
                                          ===                     ==============                  ======


                              Adjustable Rate Group
                     Distribution of Next Coupon Rate Change

         The month of the next Coupon Rate change for each of the Adjustable Rate Loans as of the Cut-Off Date was as follows:

                                                                                       % of Cut-Off Date
     Month of Next               Number of              Cut-Off Date Aggregate             Aggregate
  Coupon Rate Change         Home Equity Loans               Loan Balance                 Loan Balance
  ------------------         -----------------               ------------                 ------------

April 1998                            1                     $    44,905.40                     0.07%
May 1998                             23                       2,059,322.86                     3.43
June 1998                            45                       3,851,567.22                     6.42
July 1998                            36                       3,458,506.55                     5.76
August 1998                          44                       3,819,369.61                     6.37
September 1998                        6                         471,900.00                     0.79
October 1999                          5                         241,046.32                     0.40
November 1999                        81                       7,547,234.54                    12.58
December 1999                       101                       9,648,503.50                    16.08
January 2000                        127                      11,796,951.45                    19.66
February 2000                       144                      13,505,635.06                    22.51
March 2000                           36                       3,553,826.00                     5.92
                                    ---                     --------------                   ------

Total:                              649                     $59,998,768.51                   100.00%
                                    ===                     ==============                   ======


                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DLJ MORTGAGE ACCEPTANCE CORP.

                                                              (Registrant)

                                        By: /s/ Paul Najarian
                                           ==================
                                           Name:  Paul Najarian
                                           Title: Senior Vice President


Date:   March 18, 1998